EXHIBIT 10.1
                                  ------------

                             The Swap Confirmation.

DATE:             November 29, 2007

TO:               Deutsche Bank National  Trust  Company,  not in its individual or  corporate  capacity  but solely as  Supplemental  Interest
                  Trustee  on  behalf  of the  Supplemental  Interest  Trust  in respect of IndyMac INDA Mortgage Loan Trust 2007-AR8
ATTENTION:        Jennifer Hermansader
TELEPHONE:        (714) 247-6258
FACSIMILE:        (714) 656-2626

FROM:             Deutsche Bank AG, New York Branch
ATTENTION:        New York Derivatives Documentation
TELEPHONE:        (212) 250-9425
FACSIMILE:        (212) 797-0779
E-MAIL:           NYderivative.documentation@db.com
SUBJECT:          Class A-1 Interest Rate Swap
REFERENCE NUMBER: N727633N


The purpose of this long-form confirmation ("Long-form Confirmation") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Deutsche Bank AG, New York Branch ("Party A") and Deutsche Bank National Trust Company, not in its individual or corporate capacity but solely as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust in respect of IndyMac INDA Mortgage Loan Trust 2007-AR8 ("Party B") created under the Pooling and Servicing Agreement, dated as of November 1, 2007 among Deutsche Bank National Trust Company (as "Trustee" and "Supplemental Interest Trustee"), IndyMac Bank, F.S.B, and IndyMac MBS, Inc. (as "Depositor") (the "PSA"). This Long-form Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. Item 2 of this Long-form Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement (defined below); Item 3 of this Long-form Confirmation constitutes a "Schedule" as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1. The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Long-form Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.


REFERENCE NUMBER: N727633N

Chairman of the Supervisory Board: Clemens Borsig
Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

Item 2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        Interest Rate Swap

         Notional Amount:                            With  respect to any  Calculation  Period,  the Class
                                                     Certificate  Balance  of the Class  A-1  Certificates
                                                     immediately  prior to the related  Distribution  Date
                                                     which   occurs   in  the   calendar   month   of  the
                                                     Distribution   Date  for  such   Calculation   Period
                                                     (determined  for this purpose  without  regard to any
                                                     adjustment  of the  Floating  Rate  Payer  I  Payment
                                                     Date,   Floating   Rate  Payer  II  Payment  Date  or
                                                     Distribution Date relating to business days).

                                                     The  CUSIP no.  of the  Class  A-1  Certificates  is:
                                                     45671AAA8

                                                     The  Class  Certificate   Balance  of  the  Class  A-1
                                                     Certificates   shall  be   published  on  the  monthly
                                                     statement  to   certificateholders   on  the  internet
                                                     website  https://tss.sfs.db.com/investpublic.  If such
                                                     report  does  not  appear  on  the  internet   website
                                                     referenced above, the Class Certificate Balance of the
                                                     Class A-1  Certificates  can be obtained by contacting
                                                     the Supplemental Interest Trustee's customer relations
                                                     desk at (800) 735-7777.


         Trade Date:                                 November 15, 2007

         Effective Date:                             November 29, 2007

         Termination Date:                           January   25,   2038,   subject  to   adjustment   in
                                                     accordance   with  the   Business   Day   Convention;
                                                     provided,   however,   that   for  the   purpose   of
                                                     determining  the final  Floating Rate II Payer Period
                                                     End Date,  Termination  Date  shall be  subject to No
                                                     Adjustment.

         Floating Amounts :


                  Floating Rate I Payer:             Party A

                  Floating Rate I Payer
                  Period End Dates:                  The 25th calendar day of each month during the Term of
                                                     this  Transaction,  commencing  December 25, 2007, and
                                                     ending on the Termination Date,  subject to adjustment
                                                     in accordance with the Business Day Convention.

                  Floating Rate Payer I
                  Payment Dates:                     The 25th calendar day of each month during the Term of
                                                     this  Transaction,  commencing  December 25, 2007, and
                                                     ending on the Termination Date,  subject to adjustment
                                                     in accordance with the Business Day Convention.

                  Floating Rate I Option:            USD-LIBOR-BBA

                  Designated Maturity:               One Month

                  Floating Rate I Amount:            To be  determined  in  accordance  with the following
                                                     formula:

                                                     (Floating  Rate I Option + Floating  Rate I Spread) *
                                                     Notional Amount * Floating Rate Day I Count Fraction

                  Floating Rate Spread:              Prior  to  the  first  date  on  which  an   Optional
                                                     Termination  is  permitted  to occur  under  the PSA,
                                                     0.45% and, thereafter 0.90%

                  Floating Rate I Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each Calculation Period.



         Floating Amounts II:

                  Floating Rate II Payer:            Party B

                  Floating Rate II Payer
                  Period End Dates:                  The 1st  calendar day of each month during the Term of
                                                     this  Transaction,  commencing  December 1, 2007,  and
                                                     ending on the Termination Date, with No Adjustment.

                  Floating Rate II Payer
                  Payment Dates:                     The 25th calendar day of each month during the Term of
                                                     this  Transaction,  commencing  December 25, 2007, and
                                                     ending on the Termination Date,  subject to adjustment
                                                     in accordance with the Business Day Convention.

                  Floating Rate II:                  The  weighted   average  of  the   Weighted   Average
                                                     Adjusted  Net  Mortgage  Rate of the Group 1 Mortgage
                                                     Loans,  the  Weighted  Average  Adjusted Net Mortgage
                                                     Rate of the Group 2 Mortgage  Loans and the  Weighted
                                                     Average  Adjusted  Net  Mortgage  Rate of the Group 3
                                                     Mortgage Loans  (weighted  among the Group 1 Mortgage
                                                     Loans,  the  Group 2  Mortgage  Loans and the Group 3
                                                     Mortgage   Loans  on  the  basis  of  the  respective
                                                     Stated  Principal  Balances of the Mortgage  Loans in
                                                     each  such  loan  group  as of the  first  day of the
                                                     related   Due   Period   (after   giving   effect  to
                                                     principal  prepayments  received  in  the  Prepayment
                                                     Period ending  during that Due  Period)),  applied as
                                                     set forth under "Floating Rate II Amount" below.

                                                     Party B shall use commercially  reasonable  efforts to
                                                     provide to the Calculation  Agent the Weighted Average
                                                     Adjusted  Net  Mortgage  Rate of the Group 1  Mortgage
                                                     Loans, the Weighted Average Adjusted Net Mortgage Rate
                                                     of the Group 2 Mortgage Loans and the Weighted Average
                                                     Adjusted  Net  Mortgage  Rate of the Group 3  Mortgage
                                                     Loans at least 2 Business  Days prior to each Floating
                                                     Rate II Payer  Payment  Date and  shall,  in any case,
                                                     provide such  calculations  to the  Calculation  Agent
                                                     promptly    upon    receipt    thereof.    Party   B's
                                                     responsibility  for providing the above information is
                                                     limited to the  availability,  timeliness and accuracy
                                                     of information obtained from the Servicer.

                  Floating Rate II Amount:           To be  determined  in  accordance  with the following
                                                     formula:

                                                     the excess of

                                                     (i) the product of:

                                                              (a)  Floating Rate II Day Count Fraction

                                                                               *

                                                              (b)  Floating Rate II

                                                                               *

                                                              (c)  Notional Amount

                                                                             over

                                                     (ii)  any Net  Interest  Shortfalls  allocated  to the
                                                     Class A-1  Certificates  under the PSA with respect to
                                                     the related Distribution Date

                  Floating Rate Day
                  Count Fraction:                    30/360

                  Compounding:                       Inapplicable

                  Business Days:                     New York

                  Business Day Convention:           Following

Item  3.  Provisions  Deemed  Incorporated  in a  Schedule  to the  ISDA  Master
Agreement:

Part 1.  Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that
            Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first".

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b).

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B, provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either Section 5(a)(vi)(1) or Section 5(a)(vi)(2) if (A) (I) the default, or other similar event or condition referred to in
            Section 5(a)(vi)(1) or the failure to pay referred to in Section 5(a)(vi)(2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility. For purposes of Section 5(a)(vi), solely with respect to Party A:

      (vii) "Specified Indebtedness" will have the meaning specified in Section 14 ,except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

            "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the shareholders' equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the S&P Required Ratings Threshold and the Fitch First Trigger Ratings Threshold (as shown in the most recent annual audited financial statements of such entity determined in accordance with generally accepted accounting principles).

      (viii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the PSA, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14, notwithstanding  anything to the  contrary in this  Agreement),  (D)
            Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the PSA, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F) Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

      (ix) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early  Termination.  For the  purpose of Section  6(e) of this
      Agreement:

      (i)   Market   Quotation   will   apply,    provided,    however,    that,
            notwithstanding anything to the contrary in this Agreement, if an Early Termination Date has been designated as a result of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement   Amount"   means,   with  respect  to  any  Early
                  Termination Date, an amount (as determined by Party B) equal to:

                  (a) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

                  (c) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

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Page 8 of 27

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

            (F) Party B shall determine based on information provided by an entity that qualifies as a Reference Market-maker whether or not a Firm Offer satisfies clause (B)(y) of the definition of Replacement Transaction and whether or not a proposed transfer satisfies clause (e)(B)(y) of the definition of Permitted Transfer.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

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Page 9 of 27

Part 2.  Tax Matters.

(a)   Tax Representations.

      (i)   Payer  Representations.  For the  purpose  of  Section  3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
                  Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
                  Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in
                  Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee  Representations.  For the  purpose  of  Section  3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i)   Gross Up.  Section  2(d)(i)(4)  shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

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Page 10 of 27


Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to     Form/Document/                                      Date by which to
deliver document      Certificate                                         be delivered
Party A               An  original  properly  completed  and  executed    (i) upon execution of this Agreement,  (ii) on
                      United  States  Internal  Revenue  Service  Form    or before  the first  payment  date under this
                      W-8ECI   or  other   applicable   form  (or  any    Agreement,   including   any  Credit   Support
                      successor  thereto)  together  with  appropriate    Document,  (iii)  promptly upon the reasonable
                      attachments,   with   respect  to  any  payments    demand   by  Party  B,   (iv)   prior  to  the
                      received  or to be  received  by  Party  A  that    expiration or  obsolescence  of any previously
                      eliminates U.S.  federal  withholding and backup    delivered  form,  and (v)  promptly  upon  the
                      withholding  Tax on  payments  to  Party A under    information on any such  previously  delivered
                      this Agreement.                                     form becoming inaccurate or incorrect.

Party B               (i)  Upon  execution  of  this   Agreement,   an    (i) upon execution of this Agreement,  (ii) on
                      original properly  completed and executed United    or before  the first  payment  date under this
                      States  Internal  Revenue  Service  Form W-9 (or    Agreement,   including   any  Credit   Support
                      any  successor  thereto)  with  respect  to  any    Document,   (iii)   in  the   case  of  a  tax
                      payments  received  or to  be  received  by  the    certification  form  other  than a  Form  W-9,
                      initial  beneficial owner of payments to Party B    before  December  31 of each third  succeeding
                      under this Agreement,  and (ii) thereafter,  the    calendar   year,   (iv)   promptly   upon  the
                      appropriate tax  certification  form (i.e.,  IRS    reasonable  demand  by Party  A, (v)  prior to
                      Form W-9 or IRS Form W-8BEN,  W-8IMY,  W-8EXP or    the   expiration   or   obsolescence   of  any
                      W-8ECI,  as applicable  (or any  successor  form    previously  delivered  form, and (vi) promptly
                      thereto)) with respect to any payments  received    upon  obtaining   actual  knowledge  that  the
                      or to be  received  by the  beneficial  owner of    information on any such  previously  delivered
                      payments  to Party B under this  Agreement  from    form becoming inaccurate or incorrect.
                      time to time.

(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to      Form/Document/                                     Date by which to                     Covered by
deliver document       Certificate                                        be delivered                         Section 3(d)
                                                                                                               Representation
Party A and            Any documents required by the receiving party      Upon the execution and delivery      Yes
Party B                to  evidence  the  authority  of the delivering    of this Agreement
                       party or its Credit Support  Provider,  if any,
                       for it to execute and  deliver  the  Agreement,
                       each  Confirmation,   and  any  Credit  Support
                       Documents  to  which  it  is a  party,  and  to
                       evidence the authority of the delivering  party
                       or its Credit  Support  Provider to perform its
                       obligations    under   the   Agreement,    each
                       Confirmation  and any Credit Support  Document,
                       as the case may be

Party A and            A certificate of an authorized  officer of the     Upon the  execution  and delivery    Yes
Party B                party,  as to the  incumbency and authority of     of this Agreement
                       the  respective  officers of the party signing
                       the  Agreement,  each  Confirmation,  and  any
                       relevant Credit Support Document,  as the case
                       may be

Party A                Annual    Report   of   Party   A   containing     Promptly upon  becoming  publicly    Yes
                       consolidated  financial  statements  certified     available
                       by independent  certified  public  accountants
                       and  prepared  in  accordance  with  generally
                       accepted accounting  principles in the country
                       in which Party A is organized

Party A                Quarterly  Financial  Statements  of  Party  A     Promptly upon  becoming  publicly    Yes
                       containing unaudited,  consolidated  financial     available
                       statements   of  Party  A's   fiscal   quarter
                       prepared   in   accordance    with   generally
                       accepted accounting  principles in the country
                       in which Party A is organized

Party A                An opinion  of  counsel to Party A  reasonably     Upon the  execution  and delivery    No
                       acceptable to Party B.                             of this Agreement

Party B                An  executed  copy of the  PSA  and the  other     Within 30 days  after the date of    No
                       material  deal   documents   related  to  this     this Agreement
                       Transaction.

Part 4.  Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Any notice to Party A relating to a particular Transaction shall be delivered to the address or facsimile number specified in the Confirmation of such Transaction. Any notice delivered for purposes of Sections 5 and 6 (other than notices under Section 5(a)(i) with respect to Party A) of this Agreement shall be delivered to the following address:


      Address:          Deutsche Bank AG, Head Office
                        Taunusanlage 12
                        60262 Frankfurt
                        GERMANY
      Attention:        Legal Department

      Facsimile:        0049 69 910 36097

      (For all purposes)

      Address for notices or communications to Party B:

      Address:          Deutsche Bank National Trust Company
                        1761 East St. Andrew Place
                        Santa Ana, CA 92705
      Attention:        Trust Administration - IN07D8
      Facsimile:        (714) 656-2626
      Phone:            (714) 247-6258

      (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable

      Party B appoints as its Process Agent:  Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of this Agreement, it shall not in the future have any Office other than one in the United States.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred and is continuing with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)   Credit Support Document.

      Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

         Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

         Party B:       None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5. Other Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the PSA.

      Each reference herein to a "Section" (unless specifically referencing the PSA) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under
            Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:
            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. (i) Deutsche Bank AG, New York Bank is acting for its own account and with respect to Party B, Deutsche Bank National Trust Company, is executing as Supplemental Interest Trustee on behalf of the Supplemental Interest Trust in respect of IndyMac INDA Mortgage Loan Trust 2007-AR8, (ii) It is not relying on any statement or representation of the other party (whether written or oral) regarding any Transaction hereunder, other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (iii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into the Transaction and (ii) it understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended (i) by deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and the words ", which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed" and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) Failure to Post Collateral. If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

            (A)   [Reserved]

            (B) An S&P Required Ratings Downgrade Event has occurred and is continuing and at least 60 calendar days have elapsed since such S&P Required Ratings Downgrade Event first occurred.

            (C) A Fitch Second Trigger Downgrade Event has occurred and is continuing and at least 30 calendar days have elapsed since such Fitch Second Trigger Downgrade Event first occurred.

      (iii) Amendment of PSA. If, without the prior written consent of Party A where such consent is required under the PSA (such consent not to be unreasonably withheld, conditioned or delayed), an amendment is made to the PSA which amendment could reasonably be expected to have a material adverse effect on the interests of Party A(excluding, for the avoidance of doubt, any amendment to the PSA that is entered into solely for the purpose of appointing a successor servicer, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event

      (iv)  Reserved.

      (v) Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an optional purchase of the Mortgage Loans and REO Properties by the Servicer pursuant to Section 9.01(a) of the PSA (an "Optional Termination") becoming unrescindable in accordance with Article 9 of the PSA (such notice, the "Optional Termination Notice"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C)
            Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under
            Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Servicer requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Servicer in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Servicer provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) (as amended herein) and provide to the Servicer in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to Section 6(e) and (y) the Estimated Swap Termination Payment; and (E)
            notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice. The Servicer shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Servicer's rights specified herein.

(d) Required Ratings Downgrade Event. If a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, at its own expense, use commercially reasonable efforts to, as soon as reasonably practicable, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee by a guarantor with credit ratings at least equal to the S&P Required Ratings Threshold and the Fitch First Trigger Ratings Threshold.

(e) Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of May 30, 2006 (the "Item 1115 Agreement"), among Party A, IndyMac Bank, F.S.B., IndyMac MBS, Inc., and IndyMac ABS,

      Inc. shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B.

(f)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party unless (a) the prior written consent of the other party is obtained and (b) the Rating Agency Condition has been satisfied with respect to S&P and Fitch, except that:

            (a) Party A may make a Permitted Transfer (1) pursuant to Section 6(b)(ii) (2) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement), or (3) at any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold;

            (b)   Party B may transfer its rights and obligations hereunder:

                  (1) in connection with a transfer pursuant to Section 8.09 of the PSA.

            (c) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

            Any purported transfer that is not in compliance with this Section will be void."

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, execute such documentation provided to it as reasonably determined necessary by Party A to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the trust fund created pursuant to the PSA (the "Trust Fund") and the proceeds thereof, in accordance with the priority of payments and other terms of the PSA and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust Fund and the proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization thereof in accordance with the PSA, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Supplemental Interest Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts forming part of the Trust Fund. This provision will survive the termination of this Agreement.

(h) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
      Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been provided prior written notice of such designation or transfer.

(j)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P and Fitch.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B or the trust formed pursuant to the PSA, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the
      Certificates.   This  provision  will  survive  the  termination  of  this
      Agreement.

(n) Supplemental Interest Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank National Trust Company ("DBNTC") not in its individual capacity, but solely as Supplemental Interest Trustee under the PSA in the exercise of the powers and authority conferred and vested in it thereunder; (b) DBNTC has been directed pursuant to the PSA to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, warranties, covenants, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation of the Supplemental Interest Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (d) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein (including, for the avoidance of doubt, any liability, individually or personally, for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts held in the account held by the Supplemental Interest Trust created pursuant to the PSA or any inability to provide any correct withholding certificate from a Certificateholder provided to the Supplemental Interest Trustee), all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and (e) under no circumstances shall DBNTC in its individual capacity be personally liable for the payment of any indemnity, indebtedness, fees or expenses of the Supplemental Interest Trust or any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any other related documents, as to all of which recourse shall be had solely to the Trust Fund in accordance with the terms of the PSA.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges the appointment of the Supplemental Interest Trustee under PSA to carry out certain functions on behalf of Party B, and that the Supplemental Interest Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)   Reserved.

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording. Each party agrees to provide such recording to the other party upon reasonable request.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Long-form Confirmation, below.

(v)   Additional representations.

      (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into each Transaction that:--

            (1) Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

            (2) Party A is a bank subject to the requirements of 12 U.S.C. ss. 1823(e), its execution, delivery and performance of this Agreement (including the Credit Support Annex and each Confirmation) have been approved by its board of directors or its loan committee, such approval is reflected in the minutes of said board of directors or loan committee, and this
                  Agreement (including the Credit Support Annex and each Confirmation) will be maintained as one of its official records continuously from the time of its execution (or in the case of any Confirmation, continuously until such time as the relevant Transaction matures and the obligations therefore are satisfied in full).

      (ii) Capacity. Party A represents to Party B on the date on which Party A enters into each Transaction that it is entering into the Agreement and the Transaction as principal and not as agent of any person. The Supplemental Interest Trustee represents to Party A on the date on which the Supplemental Interest Trustee executes this Agreement that it is executing the Agreement not in its individual capacity, but solely as Supplemental Interest Trustee under the PSA.

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(w)   Acknowledgements.

      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the PSA relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)   Reserved.

(y)   Reserved.

(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

      "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Fitch First Trigger Ratings Threshold.

      "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions
      (a), (b), (c) and (d) of the definition of Permitted Transfer if such entity were a Transferee, as defined in the definition of Permitted Transfer.

      "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

      "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B (together with a legal opinion from a law firm confirming the enforceability of the guarantee) the form and substance of which guarantee and legal opinion are subject to the Rating Agency Condition with respect to S&P and Fitch, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding and such opinion has been delivered to Fitch, or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.

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      "Eligible Replacement" means an entity (A) that lawfully could perform the obligations owing to Party B under this Agreement (or its replacement, as applicable), and (B) (I) (x) which has a long-term unsecured and unsubordinated debt rating from S&P of at least "AA-" and, if it has a short-term unsecured and unsubordinated debt rating from S&P, such short-term rating is at least equal to the threshold set forth in the definition of S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor which has a long-term unsecured and unsubordinated debt rating from S&P of at least "AA-" and, if it has a short-term unsecured and unsubordinated debt rating from S&P, such short-term rating is at least equal to the threshold set forth in the definition of S&P Required Ratings Threshold, in either case if S&P is a
      Rating  Agency,  and  (II)  (x)  which  has  a  long-term   unsecured  and
      unsubordinated debt rating from Fitch of at least "AA-" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1" or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with a long-term unsecured and unsubordinated debt rating from Fitch of at least "AA-" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1", in either case if Fitch is a Rating Agency. All credit ratings described in this definition of Eligible Replacement shall be provided to Party B in writing if requested by Party B.

      "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) (as amended herein), taking into account then current market conditions.

      "Financial Institution" means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

      "Firm Offer" means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

      "Fitch" means Fitch Ratings Ltd., or any successor thereto.

      "Fitch First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A" and a short-term unsecured and unsubordinated debt rating from Fitch of "F1".

      "Fitch Second Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Fitch at least equal to the Fitch Second Trigger Ratings Threshold.

      "Fitch Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of "A-" and a short-term unsecured and unsubordinated debt rating from Fitch of "F2".

      "Permitted  Transfer" means a transfer by novation by Party A, pursuant to
      Section 6(b)(ii) which is described in Sections 7(a)(2) or (3) (as amended herein), to a transferee (the "Transferee") of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) the Transferee contracts with Party B pursuant to a written instrument (the "Transfer Agreement") (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of

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      Party A's rights, liabilities,  duties and obligations under the Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective
      date  of  such   transfer,   tax   representations   (provided   that  the
      representations   in  Part  2(a)(i)  are  not   modified)  and  any  other
      representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, and (ii) each Rating Agency has been given prior written notice of such transfer, or (B) (i) on terms that (x) have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer and (y) are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B, and
      (ii) the Rating Agency Condition is satisfied with respect to S&P and Fitch; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); and (g) such transfer otherwise complies with the terms of the PSA.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

      "Rating Agencies" mean, with respect to any date of determination, each of S&P and Fitch, to the extent that each such rating agency is then providing a rating for any of the IndyMac INDA Mortgage Loan Trust 2007-AR8 Mortgage Pass-Through Certificates, Series 2007-AR8 (the "Certificates").

      "Relevant Entities" mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

      "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, or (B) (x) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (y) has terms which are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

      "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

      "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Fitch Second Trigger Ratings Threshold.

      "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.

      "S&P Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

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Page 23 of 27

      "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of "A-2" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "BBB+" from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.

               [Remainder of this page intentionally left blank.]

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Item 4.  Account Details and Settlement Information:

         Payments to Party A:
         A/C With:                  DB Trust Co. Americas, New York
         Swift Code:                BKTRUUS33 / ABA 021001033
         Favour of:                 Deutsche Bank AG, New York
         Account Number:            01 473 969
         Reference:

         Payments to Party B:
                                    Deutsche Bank Trust Co-Americas
         ABA #:                     021-001-033
         Account Number:            01419663
         Account Name:              NYLTD Funds Control - Stars West
         Reference:                 IndyMac INDA Mortgage Loan Trust 2007-AR8
                                    Swap Account

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

DEUTSCHE BANK AG, NEW YORK BRANCH

By:      /s/ Audrey Kong
         -----------------------------------
         Name:   Audrey Kong
         Title:  Associate

By:      /s/ Costantino Palermo
         -----------------------------------
         Name:   Costantino Palermo
         Title:  Associate

Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK NATIONAL TRUST COMPANY, NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY BUT SOLELY AS SUPPLEMENTAL INTEREST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST IN RESPECT OF INDYMAC INDA MORTGAGE LOAN TRUST 2007-AR8

By:      /s/ Jennifer Hermansader
         -----------------------------------
         Name:   Jennifer Hermansader
         Title:  Associate

By:      /s/ Marion Hogan
         -----------------------------------
         Name:   Marion Hogan
         Title:  Associate



REFERENCE NUMBER: N727633N

                                     Annex A

                    Paragraph 13 of the Credit Support Annex

                                     Annex B

                               Item 1115 Agreement